UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2023

Paychex, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	01-11330	16-1124166
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

911 Panorama Trail South
Rochester, New York		14625-2396
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (585) 385-6666

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	PAYX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 15, 2023, Paychex, Inc. (the “Company” or “Paychex”) announced that Elizabeth Roaldsen, age 51, has been appointed as Senior Vice President of Operations and Customer Experience, effective May 15, 2023.

Ms. Roaldsen has three decades of experience in the financial services industry leading operational teams and delivering business solutions and technology enabled transformation in rapidly evolving environments. Prior to joining Paychex, Ms. Roaldsen worked at HSBC, where she was hired in 2021 to serve as Managing Director, head of enterprise business services, and wholesale banking. Previously, Ms. Roaldsen spent more than a decade at State Street Corporation in Boston, MA, where she most recently served as Executive Vice President, head of global operations and asset servicing.

Ms. Roaldsen is a Chartered Financial Analyst and holds a Master of Business Administration from the Massachusetts Institute of Technology and a Bachelor of Arts degree in Accounting from Belmont Abbey College.

Ms. Roaldsen’s annual base salary will be $450,000. Ms. Roaldsen will be eligible to receive a cash annual incentive program award with a target of 100% of her base salary. Ms. Roaldsen also received a signing bonus of $100,000, which the Company could recoup if her employment terminates within twelve months. Ms. Roaldsen will be eligible to receive equity awards under the Company’s Amended and Restated 2002 Stock Incentive Plan at the discretion of the Compensation and Leadership Committee.

There is no other arrangement or understanding between Ms. Roaldsen and any other persons as it relates to her appointment as Senior Vice President of Operations and Customer Experience. There are no family relationships, as defined in Item 401 of Regulation S-K, between Ms. Roaldsen and any of the Company’s directors or executive officers. Ms. Roaldsen is not and has not been a participant, or had any interest, in any related party transaction with the Company that is reportable under Item 404(a) of Regulation S-K.

A copy of the press release issued by the Company on May 15, 2023, regarding Ms. Roaldsen’s appointment, is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Description

Exhibit 99.1	Press Release of Paychex, Inc. dated May 15, 2023
Exhibit 104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAYCHEX, INC.

Date:	May 15, 2023	By:	/s/ John B. Gibson
John B. Gibson President and Chief Executive Officer